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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                  Form 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                             March 15, 1995
                         (Earliest Event Reported)



                         Total System Services, Inc.
                        (Exact Name of Registrant as
                         Specified in its Charter)


 Georgia                        1-10254                 58-1493818
(State of                 (Commission File             (IRS Employer
 Incorporation)                  Number)                Identification
                                                        Number)



                1200 Sixth Avenue, Columbus, Georgia  31901
                  (Address of principal executive offices)


                               (706)  649-2267
                      (Registrant's Telephone Number)



       (Former name or former address, if changed since last report)





Item 5.   Other Events.

     On January 5, 1995, Total System Services, Inc. ("Registrant") announced an agreement in principle with Bank of America regarding expected amendments to Registrant's and Bank of America's credit card processing agreement which would defer the completion of conversions of Bank of America's credit card accounts from 1995 until 1996. On March 15, 1995, Registrant and Bank of America executed a definitive amendment to the credit card processing agreement reflecting the terms of the agreement in principle.

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                                 Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TOTAL SYSTEM SERVICES, INC.
                                   ("Registrant")


Dated:  March 27, 1995             By:/s/Kathleen Moates
                                         Kathleen Moates
                                         Deputy General Counsel







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